Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference of our report dated March 15, 2021, in Post-Effective Amendment No.1 to the Registration Statement on Form S-11 (No. 333-259416), relating to the consolidated financial statements of NewLake Capital Partners, Inc. (formerly known as GreenAcreage Real Estate Corp.)

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ DAVIDSON & COMPANY LLP

Vancouver, Canada	Chartered Professional Accountants

May 10, 2022